Exhibit 10.6
CONFIDENTIAL PORTION MARKED [**********] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
AMENDMENT TO THE AMENDED AND RESTATED
EMPLOYMENT AGREEMENT
     This Amendment, dated as of June 29, 2007 (this “Amendment”), to the Amended and Restated Employment Agreement, dated as of December 28, 2006, by and between Avatar Holdings Inc., a Delaware corporation (the “Company”), and Dennis J. Getman (the “Employee”).
WITNESSETH:
     WHEREAS, the Company and the Employee entered into the Amended and Restated Employment Agreement, dated as of December 28, 2006 (the “Agreement”); and
     WHEREAS, the Company and the Employee desire to amend the Agreement as set forth in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the Company and the Employee, intending to be legally bound, hereby agree as follows:
     1. Section 3 of Annex I of the Agreement is hereby deleted and replaced in its entirety with the following:
     1. “The Employee is hereby awarded the following Percentages for asset sales of the following Eligible Properties (less any payments already made under the Agreement):

Eligible Property	Percentage
- *******************************************	**	%
- Ocala Sale to Government or Not-For-Profit Buyer(a)	2.25	%(b)
- *******************************************	**	%
- *******************************************	**	%
- *******************************************	**	%
- Rio Rico Utilities	1%
- *******************************************	**	%
- *******************************************	**	%
- *******************************************	**	%
(a) If Ocala is not sold to a Government or Not-for-Profit buyer and an unappealable Development Order is signed for Ocala by applicable governmental agencies and Avatar Properties Inc. as a result of Employee’s active involvement and engagement in procuring such Development Order, then upon such signing an amount of $28,366,666.66 shall be deemed the “Net Sale Proceeds” from this Eligible Property, and the Employee shall not be entitled to any further compensation with respect to this Eligible Property.

(b) Notwithstanding any provision to the contrary set forth herein, any Additional Compensation payable to the Employee in connection with the sale of the Ocala property shall be subject to the Annual Cap (defined below) set forth in paragraph 7 below.”
     2. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.
     3. This Amendment shall be subject to, and governed by, the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida, regardless of where the Employee is in fact required to work.
     4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

AVATAR HOLDINGS INC.
By:	/s/ Gerald D. Kelfer
	Name:	Gerald D. Kelfer
	Title:	President and Chief Executive Officer

/s/ Dennis J. Getman
Dennis J. Getman

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